UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501, Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On May 2, 2013, Optimer Pharmaceuticals, Inc. (the “Company”) and Biocon Limited (“Biocon”) entered into Amendment #4 to API Manufacturing and Supply Agreement (“Amendment #4”).  Amendment #4 further amends the API Manufacturing and Supply Agreement, dated May 18, 2010, between the Company and Biocon, pursuant to which Biocon manufactures fidaxomicin’s active pharmaceutical ingredient.  Pursuant to Amendment #4, among other things, the Company and Biocon memorialized certain amended pricing terms and agreed to renegotiate certain terms if the prices of certain raw materials vary in excess of negotiated thresholds.  The Company intends to file Amendment #4 as an exhibit to its next periodic report and will seek confidential treatment of certain terms in Amendment #4 at such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: May 8, 2013		Stephen W. Webster
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)